LVIP Select Core Equity Managed Volatility Fund Supplement Dated October 11, 2018 to the Summary Prospectus Dated May 1, 2018

This Supplement updates certain information in the Summary Prospectus for the LVIP Select Core Equity Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Summary Prospectus for the Fund are effective November 19, 2018.

I.	The Fund’s name is changed to “LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund.” All references regarding the Fund’s name are updated accordingly.

II.	The following disclosure is added as a footnote to the Fund name below the Investment Objective on page 1 under the Summary section:

*Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR SUMMARY PROSPECTUS

AND OTHER IMPORTANT RECORDS